Summary Prospectus Supplement	January 31, 2018

Putnam Dynamic Asset Allocation Growth Fund
Summary Prospectus dated January 30, 2018

The Average annual total returns after sales charges table and the related footnotes in the sub-section Performance in the section Investments, risks, and performance are replaced in their entirety with the following:

Average annual total returns after sales charges
(for periods ending 12/31/17)

Share class	1 year	5 years	10 years

Class A before taxes	12.96%	10.57%	6.04%

Class A after taxes on distributions	9.65%	8.53%	4.67%

Class A after taxes on distributions and sale of fund shares	8.58%	7.82%	4.38%

Class B before taxes	13.99%	10.79%	6.04%

Class C before taxes	17.94%	11.05%	5.88%

Class M before taxes	15.11%	10.55%	5.76%

Class P before taxes*	20.37%	12.21%	6.95%

Class R before taxes	19.55%	11.60%	6.37%

Class R5 before taxes*	20.13%	12.17%	6.93%

Class R6 before taxes*	20.32%	12.29%	6.99%

Class T before taxes**	16.86%	11.32%	6.40%

Class Y before taxes	20.08%	12.15%	6.92%

Russell 3000 Index***
(no deduction for fees, expenses or taxes)	21.13%	15.58%	8.60%

Putnam Growth Blended Benchmark (no deduction for fees,
expenses or taxes, other than withholding taxes on reinvested
dividends in the case of the MSCI (ND) Index)	19.02%	11.41%	6.82%

* Performance for class R5 and class R6 shares prior to their inception (7/2/12) and for class P shares prior to their inception (8/31/16) is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5, class R6 and class P shares; had it, returns would have been higher.

** Class T shares were not outstanding during the periods shown. Performance shown for class T shares is derived from the historical performance of class A shares, adjusted for the lower initial sales charge currently applicable to class T shares.

*** Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell ® is a trademark of Frank Russell Company.

The Putnam Growth Blended Benchmark is an unmanaged index administered by Putnam Management, 60% of which is the Russell 3000 Index, 15% of which is the MSCI EAFE Index (ND), 15% of which is the Bloomberg Barclays U.S. Aggregate Bond Index, 5% of which is the JPMorgan Developed High Yield Index and 5% of which is the MSCI Emerging Markets Index (GD).

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Class B share performance reflects conversion to class A shares after eight years.

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